SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 27, 2003

AMERICAN HOMEPATIENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19532	62-1474680

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018

(Address of principal executive offices)

(615) 221-8884

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year,
if changed since last report)

SIGNATURE
EX-99.1 LETTER TO SHAREHOLDERS
EX-99.2 AMENDED DISCLOSURE STATEMENT
EX-99.3 AMENDED JOINT PLAN OR REORGINIZATION
EX-99.4 APPROVING AMENDED DISCLOSURE STATEMENT

Item 5. Other Events

     On March 20, 2003, American Homepatient, Inc. (the “Company”) mailed to its shareholders of record the letter attached hereto as Exhibit 99.1. Included in the Company’s letter was the Company’s Disclosure Statement, attached hereto as Exhibit 99.2, the Company’s Joint Plan of Reorganization, attached hereto as Exhibit 99.3, and the Order approving the Disclosure Statement issued by the U.S. Bankruptcy Court for the Middle District of Tennessee Nashville Division, attached hereto as Exhibit 99.4.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

Number	Exhibit

99.1	Letter to Shareholders dated March 11, 2003.

99.2	First Amended Disclosure Statement For The Second Amended Joint Plan Of Reorganization Proposed By The Debtors And The Official Unsecured Creditors Committee dated February 26, 2003.

99.3	Second Amended Joint Plan Of Reorganization Proposed By The Debtors And The Official Unsecured Creditors Committee dated January 2, 2003.

99.4	Order Approving First Amended Disclosure Statement and Fixing Time for Filing Acceptances or Rejections of Plan, Combined with Notice Thereof dated February 26, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.

By:	/s/ Marilyn O’Hara

Name: Marilyn O’Hara Title: Chief Financial and Accounting Officer

Date: March 27, 2003